UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2004

ARTISTDIRECT, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-30063 (Commission File Number)	95-4760230 (I.R.S. Employer Identification Number)

10900 Wilshire Boulevard, Suite 1400
Los Angeles, California 90024
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (310) 443-5360

Not applicable
(Former name or former address, if changed since last report.)

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT
SIGNATURES

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

     Effective February 17, 2004, ARTISTdirect, Inc., a Delaware corporation (the “Company”), retained Gumbiner, Savett, Finkel, Fingleson & Rose, Inc. (“GSFFR”) as its independent accountant. The retention of GSFFR was recommended by the Company’s Audit Committee and approved by the Company’s Board of Directors.

     During the years ended December 31, 2002 and 2003, and the subsequent interim period from January 1, 2004 through February 16, 2004, neither the Company, nor anyone on its behalf, consulted with GSFFR regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided that GSFFR concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement as defined at Item 304(a)(1)(iv) or a reportable event as defined at Item 304 (a)(1)(v) of Regulation S-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTISTDIRECT, INC. (Registrant)

Date: February 19, 2004	By:	/s/ ROBERT N. WEINGARTEN Robert N. Weingarten Chief Financial Officer

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